UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2014

Mediacom LLC

Mediacom Capital Corporation

(Exact name of registrants as specified in their charter)

New York New York	333-82124-01 333-82124-04	06-1433421 06-1513997
(State or other jurisdiction of incorporation or organization)	(Commission File Nos.)	(I.R.S. Employer Identification Nos.)

1 Mediacom Way

Mediacom Park, New York 10918

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 443-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 16, 2014, Mediacom LLC and Mediacom Capital Corporation issued a press release announcing that they have called for redemption the entire outstanding principal amount of their 9 1⁄8% Senior Notes due 2019. A copy of the press release is being filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2014

Mediacom LLC

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and
Chief Financial Officer

Date: July 16, 2014

Mediacom Capital Corporation

By:	/s/ Mark E. Stephan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 16, 2014.